UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2010 (April 21, 2010)

______________________________

TENNESSEE COMMERCE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 21, 2010, Tennessee Commerce Bancorp, Inc. (the “Corporation”) issued a press release announcing its financial results for the first quarter ended March 31, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 7.01.  Regulation FD Disclosure.

The Corporation will conduct a conference call at 11:00 a.m. (Eastern Time) on April 21, 2010 to discuss its financial results for the quarter ended March 31, 2010. A copy of the presentation to be used for the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description
99.1	Press release issued on April 21, 2010 by Tennessee Commerce Bancorp, Inc.
99.2	Presentation for conference call to be conducted by Tennessee Commerce Bancorp, Inc. on April 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer

Date: April 21, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on April 21, 2010 by Tennessee Commerce Bancorp, Inc.
99.2	Presentation for conference call to be conducted by Tennessee Commerce Bancorp, Inc. on April 21, 2010